UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23620

JOHN HANCOCK GA SENIOR LOAN TRUST

(Exact name of registrant as specified in charter)

197 CLARENDON STREET, BOSTON, MA 02116 (Address of principal executive offices) (Zip code)

HEIDI KNAPP

TREASURER

197 CLARENDON STREET,

BOSTON, MA 02116

(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 378-1870

Date of fiscal year end: December 31

Date of reporting period: December 31, 2025

ITEM 1. REPORT TO STOCKHOLDERS.

John Hancock GA Senior Loan Trust

Annual Report

December 31, 2025

John Hancock GA Senior Loan Trust

December 31, 2025

Table of Contents
Management’s discussion of fund performance .....................................................................................	2
A look at performance .........................................................................................................................	3
Portfolio summary ................................................................................................................................	5
Consolidated portfolio of investments ....................................................................................................	6
Consolidated statement of assets and liabilities .....................................................................................	20
Consolidated statement of operations ...................................................................................................	21
Consolidated statements of changes in net assets .................................................................................	22
Consolidated statement of cash flows ...................................................................................................	23
Consolidated financial highlights ...........................................................................................................	24
Notes to consolidated financial statements ............................................................................................	25
Report of the Independent Auditors.......................................................................................................	35
Tax information ....................................................................................................................................	36
Investment objective, principal investment strategies, and principal risks ..................................................	37
Board considerations............................................................................................................................	40
Trustees and Officers ...........................................................................................................................	44
More information..................................................................................................................................	46

John Hancock GA Senior Loan Trust

Management’s discussion of fund performance

MANAGED BY

Long Hoang, Daniel A. Walker, Adam Wise, and Ying Yi

Despite strong optimism at the start of the year for increased M&A activity, middle market direct lending deal flow for sponsor backed companies ultimately declined by approximately 12%. The slowdown was driven primarily by unexpected policy shocks, elevated market volatility, and continued uncertainty around the timing and trajectory of rate cuts. In this supply constrained environment, direct lenders operated within an increasingly competitive landscape, resulting in tighter spreads and more borrower friendly terms.

Nevertheless, market participants enter 2026 with renewed optimism, having navigated another year of volatility and underwhelming M&A activity. As we look ahead, several themes will be top of mind: the volume of true new money transactions, greater clarity around the interest rate path, the pace of refinancing and amend and extend activity as near term maturities approach, the intensity of competition—particularly whether it remains concentrated in top tier credits—and, finally, the velocity at which limited partners deploy fresh year capital, including interest in co-investments and larger ticket sizes.

John Hancock GA Senior Loan Trust returned 8.38% for the year ended December 31, 2025, outperforming its benchmark, the Morningstar LSTA U.S. B Ratings Loan Index, which returned 6.18%. The fund’s outperformance was driven primarily by the more pronounced spread compression that occurred in the broadly syndicated loan market in 2025, as Collateralized Loan Obligation demand significantly outpaced new issue supply.

The views expressed in this report are exclusively those of Manulife Investment Management Private Markets (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report, if any, may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

John Hancock GA Senior Loan Trust

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2025

				Cumulative total returns
	Average annual total returns (%)				(%)
			Since fund		Since fund
	1-Year	5-Year	inception1	5-year	inception1
At Net asset value	8.38	7.73	7.77	45.10	47.13

Morningstar LSTA U.S. B Ratings Loan Index	6.18	6.78	7.26	38.81	43.59

1From 11-3-20.

Performance figures assume all distributions have been reinvested.

The returns reflect past results and should not be considered indicative of future performance. Investment returns and principal value will fluctuate and a shareholder may sustain losses. Current performance may be higher or lower than the performance cited.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

John Hancock GA Senior Loan Trust

A look at performance

This chart shows what happened to a hypothetical $10,000 investment in John Hancock GA Senior Loan Trust for the periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Morningstar LSTA U.S. B Ratings Loan Index.

At Net asset value

Morningstar LSTA U.S. B Ratings Loan Index

Ending values 12-31-25

$15,000

$14,713 $14,359

10,000
9,000
11-3-20	12-21	12-22	12-23	12-24	12-31-25

The Morningstar LSTA U.S. B Ratings Loan Index tracks the performance of U.S. leveraged loans in the B rated category.

It is not possible to invest directly in an index. Index figures do not reflect expenses, which would result in lower returns.

The returns reflect past results and should not be considered indicative of future performance.

John Hancock GA Senior Loan Trust

Portfolio summary 12-31-25

Portfolio Composition as of 12-31-25 (% of total investments)

Senior loans	98.1
Equity	0.3
Short-term investments	1.6
Percentages include unfunded loan commitments.
Top 10 Issuers as of 12-31-25 (% of total investments)
Management Consulting & Research LLC	1.7
LTC Consulting Services LLC	1.7
Prestige Backyards LLC	1.7
Xenon Arc, Inc.	1.6
LUV Car Wash Group LLC	1.6
Seawolf Buyer LLC	1.6
AC Blackpoint Acquisition, Inc.	1.6
Stellar Buyer LLC	1.6
BCTS Parent LLC	1.6
Steward Partners Global Advisory LLC	1.5
TOTAL	16.2

Cash and short-term investments are not included.

Percentages include unfunded loan commitments.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value

Senior loans (A)(B) 121.6%				$1,175,125,194
(Cost $1,177,752,355)
Consumer discretionary 22.8%				220,136,659
Distributors 3.5%
All Glass & Window Holdings, Inc., Delayed Draw Term Loan (C)	—	03-26-31	3,663,004	3,635,531
All Glass & Window Holdings, Inc., Revolver (C)	—	03-26-31	2,197,802	2,181,319
All Glass & Window Holdings, Inc., Term Loan A (1 month CME
Term SOFR + 5.000%)	8.727	03-26-31	10,331,208	10,253,724
Eastern Communications Solutions, Inc., Revolver (C)	—	12-30-30	3,008,596	2,986,032
Eastern Communications Solutions, Inc., Term Loan A (3 month
CME Term SOFR + 5.000%)	8.672	12-30-30	14,346,490	14,238,891
Diversified consumer services 12.6%
Capital Construction LLC, 2025 3rd Amendment Term Loan (3
month CME Term SOFR + 5.750%)	9.885	10-22-26	803,285	791,236
Capital Construction LLC, 2025 Delayed Draw Term Loan A (3
month CME Term SOFR + 5.000%)	9.885	10-22-26	425,019	418,643
Capital Construction LLC, Delayed Draw Term Loan (1 month
CME Term SOFR + 5.750%)	9.723	10-22-26	5,143,614	5,066,460
Capital Construction LLC, Revolver (C)	—	10-22-26	824,176	811,813
Capital Construction LLC, Term Loan (1 month CME Term SOFR
+ 5.750%)	9.723	10-22-26	3,794,525	3,737,607
GarageCo Intermediate II LLC, Delayed Draw Term Loan (C)	—	08-02-32	5,387,205	5,360,269
GarageCo Intermediate II LLC, Revolver (C)	—	07-30-32	1,616,162	1,608,081
GarageCo Intermediate II LLC, Term Loan (3 month CME Term
SOFR + 4.250%)	8.104	08-02-32	3,663,300	3,644,983
Impact Climate Technologies LLC, Delayed Draw Term Loan (3
month CME Term SOFR + 6.000%) (C)	9.845	04-04-30	1,897,916	1,869,447
Impact Climate Technologies LLC, Term Loan (3 month CME
Term SOFR + 6.000%)	10.085	04-04-30	5,361,612	5,281,188
Leap Service Partners LLC, 2025 Delayed Draw Term Loan B (3
month CME Term SOFR + 5.250%)	9.065	03-15-29	5,569,898	5,569,898
Leap Service Partners LLC, Delayed Draw Term Loan (3 month
CME Term SOFR + 5.250%)	9.029	03-15-29	5,199,907	5,199,907
Leap Service Partners LLC, Revolver (C)	—	03-15-29	1,760,836	1,760,836
Leap Service Partners LLC, Term Loan A (3 month CME Term
SOFR + 5.250%)	9.132	03-15-29	4,842,524	4,842,524
LUV Car Wash Group LLC, 2021 Delayed Draw Term Loan A (1
month CME Term SOFR + 5.650%)	9.635	06-09-28	1,869,176	1,850,484
LUV Car Wash Group LLC, 2021 Delayed Draw Term Loan B (1
month CME Term SOFR + 5.650%)	9.635	06-09-28	1,512,581	1,497,455
LUV Car Wash Group LLC, 2022 Delayed Draw Term Loan C (1
month CME Term SOFR + 5.500%)	9.635	06-09-28	5,390,439	5,336,535
LUV Car Wash Group LLC, 2025 21st Amendment Additional
Term Loan (1 month CME Term SOFR + 5.500%)	9.635	06-09-28	8,593,178	8,507,247
LUV Car Wash Group LLC, 2025 Delayed Draw Term Loan D (3
month CME Term SOFR + 5.500%) (C)	9.587	06-09-28	2,496,170	2,471,208
O2B Early Education Holding, Inc., Delayed Draw Term Loan (C)	—	05-29-31	3,629,764	3,620,690
O2B Early Education Holding, Inc., Revolver (C)	—	05-29-31	1,814,882	1,810,345
O2B Early Education Holding, Inc., Term Loan A (1 month CME
Term SOFR + 4.500%)	8.216	05-29-31	5,417,423	5,403,879
P.J. Fitzpatrick LLC, Delayed Draw Term Loan (C)	—	08-01-31	3,333,333	3,300,000

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Consumer discretionary (continued)

Diversified consumer services (continued)
P.J. Fitzpatrick LLC, Revolver (C)	—	08-01-31	2,500,000	$2,475,000
P.J. Fitzpatrick LLC, Term Loan (3 month CME Term SOFR +
4.750%)	8.617	08-01-31	10,307,500	10,204,425
Perennial Services Group LLC, 2025 Delayed Draw Term Loan
(C)	—	12-23-32	3,818,953	3,799,859
Perennial Services Group LLC, 2025 Revolver (3 month CME
Term SOFR + 4.500%) (C)	8.185	12-23-32	848,656	840,170
Perennial Services Group LLC, 2025 Term Loan (3 month CME
Term SOFR + 4.500%)	8.185	12-23-32	5,233,381	5,181,047
Prestige Backyards LLC, Delayed Draw Term Loan (C)	—	08-07-31	4,918,033	4,856,557
Prestige Backyards LLC, Revolver (Prime rate + 4.000%) (C)	10.750	08-07-31	3,278,689	3,237,705
Prestige Backyards LLC, Term Loan A (1 month CME Term SOFR
+ 5.000%)	8.730	08-07-31	11,803,279	11,655,738
Hotels, restaurants and leisure 3.3%
Bandon Fitness, Inc., Delayed Draw Term Loan (3 month CME
Term SOFR + 6.000% and 3 month CME Term SOFR +
6.500%) (C)	10.526	07-27-28	2,574,265	2,400,503
Bandon Fitness, Inc., Revolver (3 month CME Term SOFR +
6.000% and 10.510% PIK)	10.510	07-27-28	525,824	490,331
Bandon Fitness, Inc., Term Loan (3 month CME Term SOFR +
6.000% and 10.490% PIK)	10.490	07-27-28	6,639,037	6,190,902
Fresh Holdco, Inc., Term Loan (3 month CME Term SOFR +
5.250%)	9.289	01-26-26	2,841,709	2,841,709
Rocket Holdco Intermediate II LLC, Revolver (C)	—	06-17-31	1,886,792	1,872,642
Rocket Holdco Intermediate II LLC, Term Loan (3 month CME
Term SOFR + 4.500%)	8.172	06-17-31	8,110,189	8,049,362
Star Logistics & Hospitality Services LLC, Delayed Draw Term
Loan (3 month CME Term SOFR + 5.250%) (C)	8.973	06-18-29	3,785,789	3,463,997
Star Logistics & Hospitality Services LLC, Revolver (3 month CME
Term SOFR + 5.250%) (C)	9.108	06-18-29	1,264,881	1,157,366
Star Logistics & Hospitality Services LLC, Term Loan A (3 month
CME Term SOFR + 5.250%)	8.951	06-18-29	5,481,994	5,016,025
Household durables 0.8%
Simon Pearce LLC, Revolver (C)	—	10-21-30	1,160,714	1,149,107
Simon Pearce LLC, Term Loan A (3 month CME Term SOFR +
4.750%)	8.590	10-21-30	6,894,643	6,825,696
Leisure products 1.7%
4M Capital, Ltd., Revolver (C)	—	06-18-27	2,310,000	2,310,000
4M Capital, Ltd., Term Loan A (3 month CME Term SOFR +
5.250%)	8.672	06-18-27	14,367,208	14,367,208
Specialty retail 0.9%
RPC TopCo, Inc., Revolver (C)	—	08-29-31	1,136,364	1,125,000
RPC TopCo, Inc., Term Loan (6 month CME Term SOFR +
4.750%)	8.622	08-29-31	7,646,544	7,570,078

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Consumer staples 8.9%				$85,851,185

Consumer staples distribution and retail 2.5%
PAK Quality Foods Acquisition LLC, Delayed Draw Term Loan (1
month CME Term SOFR + 5.750%)	9.576	12-28-29	2,679,851	2,679,851
PAK Quality Foods Acquisition LLC, Revolver (1 month CME Term
SOFR + 5.750%) (C)	9.576	12-28-29	1,567,164	1,567,164
PAK Quality Foods Acquisition LLC, Term Loan (1 month CME
Term SOFR + 5.750%)	9.576	12-28-29	10,422,537	10,422,537
TruSource Foods LLC, 1st Amendment Delayed Drawn Term
Loan (C)	—	08-01-31	137,467	135,405
TruSource Foods LLC, Delayed Draw Term Loan (3 month CME
Term SOFR + 5.000%)	8.672	08-01-31	3,018,868	2,973,585
TruSource Foods LLC, Revolver (3 month CME Term SOFR +
5.000%) (C)	8.708	08-01-31	1,509,434	1,486,792
TruSource Foods LLC, Term Loan (3 month CME Term SOFR +
5.000%)	8.756	08-01-31	5,190,632	5,112,773
Food products 5.4%
City Line Distributors, Delayed Draw Term Loan (3 month CME
Term SOFR + 6.000%)	10.130	08-31-28	2,459,324	2,459,324
City Line Distributors, Revolver (C)	—	08-31-28	1,042,970	1,042,970
City Line Distributors, Term Loan (3 month CME Term SOFR +
6.000%)	10.102	08-31-28	6,117,021	6,117,021
Foodscience LLC, 2024 Delayed Draw Term Loan (3 and 6 month
CME Term SOFR + 4.750%) (C)	8.426	11-14-31	7,759,184	7,662,194
Foodscience LLC, 2024 Revolver (6 month CME Term SOFR +
4.750%) (C)	8.594	11-14-31	2,430,556	2,400,174
Foodscience LLC, 2024 Term Loan B (3 month CME Term SOFR
+ 5.250%)	8.922	11-14-31	7,218,750	7,128,516
GSF Buyer LLC, Delayed Draw Term Loan (C)	—	04-30-31	3,629,764	3,602,541
GSF Buyer LLC, Revolver (C)	—	04-30-31	1,814,882	1,801,270
GSF Buyer LLC, Term Loan A (3 month CME Term SOFR +
5.000%)	8.840	04-30-31	5,417,423	5,376,792
Hill Country Dairies, Inc., Delayed Draw Term Loan (3 month
CME Term SOFR + 5.000%) (C)	8.822	08-01-30	1,663,306	1,625,882
Hill Country Dairies, Inc., Revolver (C)	—	08-01-30	1,108,871	1,083,921
Hill Country Dairies, Inc., Term Loan A (3 month CME Term
SOFR + 5.000%)	8.822	08-01-31	4,051,537	3,960,378
Wheat Holdings LLC, Delayed Draw Term Loan (C)	—	10-15-30	2,886,598	2,857,732
Wheat Holdings LLC, Revolver (C)	—	10-15-30	1,030,928	1,020,619
Wheat Holdings LLC, Term Loan (3 month CME Term SOFR +
4.250%)	8.155	10-15-30	4,329,897	4,286,598
Household products 1.0%
Walnut Parent, Inc., 2022 2nd Amendment Incremental Term
Loan (1 month CME Term SOFR + 5.750%)	9.566	11-09-27	2,561,216	2,452,365
Walnut Parent, Inc., Term Loan (3 month CME Term SOFR +
5.750%)	9.572	11-09-27	6,887,500	6,594,781
Financials 3.9%				37,736,162
Capital markets 1.9%
Steward Partners Global Advisory LLC, 2025 Delayed Draw Term
Loan C (1 month CME Term SOFR + 4.750%) (C)	8.466	10-14-28	8,229,832	8,126,959

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Financials (continued)

Capital markets (continued)
Steward Partners Global Advisory LLC, Delayed Draw Term Loan
(1 month CME Term SOFR + 4.750%)	8.466	10-14-28	4,223,089	$4,170,301
Steward Partners Global Advisory LLC, Revolver (C)	—	10-14-28	2,457,480	2,426,762
Steward Partners Global Advisory LLC, Term Loan (1 month CME
Term SOFR + 4.750%)	8.466	10-14-28	4,146,429	4,094,598
Insurance 2.0%
Stellar Buyer LLC, 2025 1st Amendment Term Loan A (3 month
CME Term SOFR + 5.000%)	8.672	11-12-30	1,958,882	1,944,190
Stellar Buyer LLC, Delayed Draw Term Loan (3 month CME Term
SOFR + 5.000%) (C)	8.672	11-12-30	5,200,455	5,161,452
Stellar Buyer LLC, Revolver (C)	—	11-12-30	2,607,616	2,588,059
Stellar Buyer LLC, Term Loan A (3 month CME Term SOFR +
5.000%)	8.672	11-12-30	9,293,543	9,223,841
Health care 24.3%				234,471,481
Health care equipment and supplies 3.3%
CPC/Cirtec Holdings, Inc., 2023 USD Term Loan (3 month CME
Term SOFR + 5.000%)	8.672	01-30-29	12,156,250	12,156,250
LTC Consulting Services LLC, Revolver (C)	—	05-01-31	1,212,121	1,206,060
LTC Consulting Services LLC, Term Loan (3 month CME Term
SOFR + 4.750%)	8.726	05-01-31	18,693,939	18,600,461
Health care providers and services 21.0%
ARC Health Opco LLC, Delayed Draw Term Loan (3 month CME
Term SOFR + 4.750%) (C)	8.639	10-10-30	3,428,340	3,385,486
ARC Health Opco LLC, Revolver (C)	—	10-10-30	808,571	798,464
ARC Health Opco LLC, Term Loan A (3 month CME Term SOFR
+ 4.750%)	8.422	10-10-30	4,000,485	3,950,479
Beacon Behavioral Holdings LLC, 2025 3rd Amendment Delayed
Draw Term Loan (C)	—	06-21-29	4,006,786	3,976,735
Beacon Behavioral Holdings LLC, Delayed Draw Term Loan (3
month CME Term SOFR + 5.500%) (C)	9.172	06-21-29	10,325,541	10,248,099
Beacon Behavioral Holdings LLC, Revolver (C)	—	06-21-29	364,356	361,623
Beacon Behavioral Holdings LLC, Term Loan (15.000% PIK)	15.000	06-21-29	2,241,247	2,230,041
BrightView LLC, Delayed Draw Term Loan (1 month CME Term
SOFR + 5.750%)	9.581	12-14-26	685,361	680,221
BrightView LLC, Revolver (1 month CME Term SOFR +
5.750%) (C)	9.581	12-14-26	315,217	312,853
BrightView LLC, Term Loan (1 month CME Term SOFR +
5.750%)	9.581	12-14-26	5,143,811	5,105,232
CRH Healthcare Purchaser, Inc., Delayed Draw Term Loan (C)	—	09-17-31	1,031,536	1,023,799
CRH Healthcare Purchaser, Inc., Revolver (C)	—	09-17-31	412,614	409,520
CRH Healthcare Purchaser, Inc., Term Loan (3 month CME Term
SOFR + 5.250%)	8.922	09-17-31	4,527,409	4,493,454
Guided Practice Solutions Dental LLC, 3rd Amendment Delayed
Draw Term Loan (1 month CME Term SOFR + 6.250%)	10.081	11-24-29	4,808,913	4,784,869
Guided Practice Solutions Dental LLC, Delayed Draw Term Loan
(1 month CME Term SOFR + 6.250%)	10.081	11-24-29	3,762,924	3,744,109
Guided Practice Solutions Dental LLC, Term Loan (1 month CME
Term SOFR + 6.250%)	10.081	11-24-29	5,976,175	5,946,294

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Health care (continued)

Health care providers and services (continued)
IMA Group Management Company LLC, 2023 Delayed Draw
Term Loan (3 month CME Term SOFR + 6.750%)	10.422	06-30-28	245,074	$242,623
IMA Group Management Company LLC, 2023 Revolver (3 month
CME Term SOFR + 6.750%) (C)	10.585	06-30-28	821,018	812,808
IMA Group Management Company LLC, 2023 Term Loan (1 and
3 month CME Term SOFR + 6.750%)	10.584	06-30-28	9,761,368	9,663,754
In Vitro Sciences LLC, 2024 Delayed Draw Term Loan (1 month
CME Term SOFR + 7.000%)	10.831	02-28-29	2,707,563	2,524,803
In Vitro Sciences LLC, 2024 Revolver (3 month CME Term SOFR
+ 7.000%) (C)	10.672	02-28-29	695,906	648,933
In Vitro Sciences LLC, 2024 Term Loan (1 month CME Term
SOFR + 7.000%)	10.831	02-28-29	11,965,241	11,157,588
Insignia Finance Merger Sub LLC, 2023 Incremental Term Loan
(3 month CME Term SOFR + 6.750%)	10.572	12-23-27	3,043,531	2,800,049
Insignia Finance Merger Sub LLC, Revolver (Prime rate + 5.750%
and 3 month CME Term SOFR + 6.750%)	11.472	12-23-27	1,673,077	1,539,231
Insignia Finance Merger Sub LLC, Term Loan (3 month CME
Term SOFR + 6.750%)	10.422	12-23-27	5,437,209	5,002,232
MWD Management LLC, Delayed Draw Term Loan (1 month CME
Term SOFR + 4.750%)	8.566	06-15-27	3,880,000	3,880,000
MWD Management LLC, Revolver (1 month CME Term SOFR +
4.750%) (C)	8.566	06-15-27	1,000,000	1,000,000
MWD Management LLC, Term Loan (1 month CME Term SOFR +
4.750%)	8.566	06-15-27	4,837,500	4,837,500
OIS Management Services LLC, 2022 1st Lien Delayed Draw
Term Loan (3 month CME Term SOFR + 4.750%)	8.422	11-16-28	2,501,744	2,520,507
OIS Management Services LLC, 2022 1st Lien Revolver (C)	—	11-16-28	769,231	769,231
OIS Management Services LLC, 2022 Term Loan (3 month CME
Term SOFR + 4.750%)	8.422	11-16-28	6,483,333	6,531,958
OIS Management Services LLC, 2024 2nd Amendment
Incremental Delayed Draw Term Loan (3 month CME Term
SOFR + 4.750%)	8.478	11-16-28	1,967,671	1,982,428
OIS Management Services LLC, 2025 3rd Amendment
Incremental Delayed Draw Term Loan (3 month CME Term
SOFR + 4.750%) (C)	8.464	11-16-28	2,578,410	2,597,748
Pediatric Home Respiratory Services LLC, 2024 Delayed Draw
Term Loan (C)	—	12-23-30	2,625,000	2,618,438
Pediatric Home Respiratory Services LLC, 2024 Revolver (C)	—	12-23-30	1,458,333	1,454,688
Pediatric Home Respiratory Services LLC, 2024 Term Loan (6
month CME Term SOFR + 5.500%)	9.099	12-23-30	13,316,042	13,282,752
Premier Imaging LLC, 2021 4th Amendment Delayed Draw Term
Loan (3 month CME Term SOFR + 6.000%)	9.934	10-29-27	1,581,316	1,312,492
Premier Imaging LLC, 2021 4th Amendment Term Loan (3 month
CME Term SOFR + 6.000%)	9.934	10-29-27	5,894,690	4,892,593
Redwood MSO LLC, 2024 Delayed Draw Term Loan (Prime rate +
4.500% and 3 month CME Term SOFR + 5.500%) (C)	10.880	12-20-29	2,290,812	2,256,450
Redwood MSO LLC, 2024 Revolver (Prime rate + 4.500% and 1
month CME Term SOFR + 5.500%) (C)	10.785	12-20-29	983,146	968,399
Redwood MSO LLC, 2024 Term Loan (3 month CME Term SOFR
+ 5.500%)	9.172	12-20-29	14,080,618	13,869,409

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Health care (continued)

Health care providers and services (continued)
Refocus Management Services LLC, 2025 2nd Amendment
Delayed Draw Term Loan (3 month CME Term SOFR +
5.500%) (C)	9.307	02-14-29	5,647,734	$5,605,376
Refocus Management Services LLC, Delayed Draw Term Loan (3
month CME Term SOFR + 5.500%)	9.384	02-14-29	2,284,740	2,267,605
Refocus Management Services LLC, Revolver (3 month CME
Term SOFR + 5.500%) (C)	9.442	02-14-29	460,526	457,072
Refocus Management Services LLC, Term Loan (3 month CME
Term SOFR + 5.500%)	9.272	02-14-29	5,882,072	5,837,957
Southern Orthodontic Partners Management LLC, 2025 7th
Amendment Delayed Draw Term Loan (3 month CME Term
SOFR + 5.250%) (C)	8.922	07-27-26	1,903,941	1,903,941
Southern Orthodontic Partners Management LLC, 4th
Amendment Delayed Draw Term Loan (3 month CME Term
SOFR + 5.250%)	8.922	07-27-26	9,718,531	9,718,531
The Smilist DSO LLC, 2024-1 Delayed Draw Term Loan (3 month
CME Term SOFR + 6.000%)	9.672	04-04-29	3,025,059	3,055,310
The Smilist DSO LLC, 2024-2 Delayed Draw Term Loan (3 month
CME Term SOFR + 6.000%)	9.672	04-04-29	2,429,362	2,453,656
The Smilist DSO LLC, 2024-3 Delayed Draw Term Loan (3 month
CME Term SOFR + 5.250%) (C)	8.929	04-04-29	35,030	34,680
The Smilist DSO LLC, Revolver (C)	—	04-04-29	614,035	614,035
The Smilist DSO LLC, Term Loan (3 month CME Term SOFR +
6.000%)	9.672	04-04-29	11,189,254	11,301,147
Wildcat Purchaser LLC, Delayed Draw Term Loan (3 month CME
Term SOFR + 5.000%) (C)	8.685	05-08-31	2,501,209	2,476,197
Wildcat Purchaser LLC, Revolver (C)	—	05-08-31	833,959	825,619
Wildcat Purchaser LLC, Term Loan A (3 month CME Term SOFR
+ 5.000%)	8.672	05-08-31	5,393,629	5,339,692
Industrials 46.3%				448,018,552

Air freight and logistics 0.7%
PNB Holdings III LLC, Delayed Draw Term Loan (C)	—	09-17-30	1,875,000	1,870,313
PNB Holdings III LLC, Revolver (C)	—	09-17-30	1,250,000	1,246,875
PNB Holdings III LLC, Term Loan (3 month CME Term SOFR +
4.500%)	8.508	09-17-30	3,703,125	3,693,867
Building products 3.2%
DAWGS Intermediate Holding Company, Revolver (3 month CME
Term SOFR + 4.500%) (C)	8.257	03-28-31	1,081,596	1,078,892
DAWGS Intermediate Holding Company, Term Loan A (3 month
CME Term SOFR + 4.500%)	8.172	03-28-31	4,379,813	4,368,864
Integrated Openings Solutions LLC, 2025 4th Amendment Term
Loan (3 month CME Term SOFR + 5.000%)	8.985	11-20-29	898,106	886,880
Integrated Openings Solutions LLC, 2025 5th Amendment
Additional Term Loan (3 month CME Term SOFR + 5.000%)	8.985	11-20-29	169,696	167,574
Integrated Openings Solutions LLC, Delayed Draw Term Loan
Tranche 1 (3 month CME Term SOFR + 5.000%)	8.985	11-20-29	6,277,687	6,199,216
Integrated Openings Solutions LLC, Revolver (3 month CME Term
SOFR + 5.000%) (C)	8.930	11-20-29	579,212	571,972
Vybond Buyer LLC, Delayed Draw Term Loan (C)	—	02-03-32	3,066,589	3,043,589

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Industrials (continued)

Building products (continued)
Vybond Buyer LLC, Revolver (C)	—	02-03-32	2,299,942	$2,282,692
Vybond Buyer LLC, Term Loan (3 month CME Term SOFR +
4.750%)	8.422	02-03-32	12,072,802	11,982,256
Commercial services and supplies 14.8%
Air Buyer, Inc., Revolver (Prime rate + 4.500%) (C)	11.250	07-23-30	615,530	593,987
Air Buyer, Inc., Term Loan (3 month CME Term SOFR + 5.500%)	9.360	07-23-30	6,078,362	5,865,619
American Combustion Industries, Inc., Delayed Draw Term Loan
A (1 month CME Term SOFR + 5.250%)	9.066	08-31-28	1,228,604	1,194,818
American Combustion Industries, Inc., Delayed Draw Term Loan
B (1 month CME Term SOFR + 5.250%) (C)	9.066	08-31-28	1,462,125	1,421,916
American Combustion Industries, Inc., Revolver (1 month CME
Term SOFR + 5.250%) (C)	9.066	08-31-28	548,729	533,639
American Combustion Industries, Inc., Term Loan (1 month CME
Term SOFR + 5.250%)	9.066	08-31-28	3,573,968	3,475,684
BCTS Parent LLC, 2025 Incremental Delayed Draw Term Loan
(C)	—	12-26-29	5,586,942	5,586,942
BCTS Parent LLC, Delayed Draw Term Loan (1 month CME Term
SOFR + 5.000%) (C)	8.808	12-26-29	4,859,824	4,859,824
BCTS Parent LLC, Revolver (C)	—	12-26-29	1,772,421	1,772,421
BCTS Parent LLC, Term Loan (3 month CME Term SOFR +
5.000%)	8.822	12-26-29	6,947,891	6,947,891
Beary Landscaping LLC, 2025 3rd Amendment Term Loan A (6
month CME Term SOFR + 5.250%)	8.989	12-21-29	622,445	622,445
Beary Landscaping LLC, 2025 4th Amendment Term Loan A (3
month CME Term SOFR + 5.250%)	9.068	12-21-29	289,670	289,670
Beary Landscaping LLC, Delayed Draw Term Loan (1 and 6
month CME Term SOFR + 5.250%)	9.099	11-22-29	2,096,831	2,096,831
Beary Landscaping LLC, Revolver (Prime rate + 4.000% and 1
and 6 month CME Term SOFR + 5.250%) (C)	9.713	11-22-29	2,112,676	2,112,676
Beary Landscaping LLC, Term Loan (3 month CME Term SOFR +
5.250%)	9.072	11-22-29	10,559,155	10,559,155
Diverzify Intermediate LLC, 2024 9th Amendment Delayed Draw
Term Loan (C)	—	05-11-27	6,000,000	5,790,000
Diverzify Intermediate LLC, 2024 9th Amendment Term Loan (3
month CME Term SOFR + 5.750%)	9.745	05-11-27	11,356,250	10,958,781
Identiti Resources LLC, 2025 1st Amendment Term Loan (1
month CME Term SOFR + 5.000%)	8.716	11-01-29	9,421,859	9,327,641
Identiti Resources LLC, Revolver (1 month CME Term SOFR +
5.000%) (C)	8.718	11-01-29	705,515	697,406
MC Group Ventures Corp., 2021 Delayed Draw Term Loan (3
month CME Term SOFR + 5.500%) (C)	9.416	06-30-27	2,503,030	2,440,454
MC Group Ventures Corp., 2021 Revolver (Prime rate +
4.500%) (C)	11.250	06-30-27	940,073	916,571
MC Group Ventures Corp., 2021 Term Loan (3 month CME Term
SOFR + 5.500%)	9.440	06-30-27	3,956,429	3,857,518
MC Group Ventures Corp., 2024 Incremental Delayed Draw Term
Loan (C)	—	06-30-27	2,111,079	2,053,024
MC Group Ventures Corp., 2024 Incremental Term Loan (3 month
CME Term SOFR + 5.250%)	9.190	06-30-27	2,218,040	2,157,044

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Industrials (continued)

Commercial services and supplies (continued)
Renovation Systems LLC, 2024 2nd Amendment Delayed Draw
Term Loan B (3 month CME Term SOFR + 6.000%)	9.672	01-24-28	1,240,053	$1,199,751
Renovation Systems LLC, 2024 2nd Amendment Revolver (3 and
6 month CME Term SOFR + 6.000%)	9.882	01-24-28	626,313	605,957
Renovation Systems LLC, 2024 2nd Amendment Term Loan (3
month CME Term SOFR + 6.000%)	9.672	01-24-28	13,817,802	13,368,723
Renovation Systems LLC, 2024 Delayed Draw Term Loan C (6
month CME Term SOFR + 6.000%) (C)	10.081	01-24-28	1,625,280	1,572,459
Security Services Acquisition Sub Corp., 2023 7th Amendment
DDTL (1 month CME Term SOFR + 5.750%)	9.571	09-30-27	883,392	874,558
Security Services Acquisition Sub Corp., 2023 Eighth Amendment
Delayed Draw Term Loan (1 month CME Term SOFR +
5.750%)	9.571	09-30-27	5,796,711	5,738,744
Security Services Acquisition Sub Corp., 2024 11th Amendment
Term Loan A (1 month CME Term SOFR + 5.750%)	9.571	09-30-27	2,606,714	2,580,647
Security Services Acquisition Sub Corp., 2024 12th Amendment
Term Loan A (1 month CME Term SOFR + 5.750%)	9.571	09-30-27	3,419,890	3,385,691
StartKleen Legacy Holdings LLC, Delayed Draw Term Loan (C)	—	03-14-31	3,663,004	3,644,689
StartKleen Legacy Holdings LLC, Revolver (C)	—	03-14-31	2,930,403	2,915,751
StartKleen Legacy Holdings LLC, Term Loan A (1 month CME
Term SOFR + 4.500%)	8.234	03-14-31	9,088,828	9,043,384
XpressMyself.com LLC, 2023 Incremental Term Loan (3 month
CME Term SOFR + 5.750%)	9.586	09-07-28	2,437,500	2,437,500
XpressMyself.com LLC, Revolver (C)	—	09-07-28	1,470,588	1,463,235
XpressMyself.com LLC, Term Loan (3 month CME Term SOFR +
5.500%)	9.338	09-07-28	8,252,206	8,210,945
Construction and engineering 0.9%
Magic Valley Electric LLC, Delayed Draw Term Loan (C)	—	04-07-31	4,360,719	4,317,111
Magic Valley Electric LLC, Revolver (C)	—	04-07-31	872,144	863,422
Magic Valley Electric LLC, Term Loan (1 month CME Term SOFR
+ 4.500%)	8.258	04-07-31	3,895,212	3,856,260
Machinery 2.2%
Lindstrom LLC, 2025 Revolver (3 month CME Term SOFR +
5.500%) (C)	9.200	12-30-32	1,273,439	1,254,338
Lindstrom LLC, 2025 Term Loan (3 month CME Term SOFR +
5.500%)	9.200	12-30-32	8,627,551	8,498,138
Rapid Buyer LLC, Delayed Draw Term Loan (C)	—	10-15-30	3,418,906	3,333,433
Rapid Buyer LLC, Revolver (C)	—	10-15-30	1,709,453	1,666,717
Rapid Buyer LLC, Term Loan (6 month CME Term SOFR +
4.750%)	8.527	10-15-30	6,259,333	6,102,850
Professional services 10.1%
CPS Holdco, Inc., Delayed Draw Term Loan A (3 month CME
Term SOFR + 4.750%)	8.572	03-28-31	3,894,350	3,855,406
CPS Holdco, Inc., Delayed Draw Term Loan B (3 month CME
Term SOFR + 4.750%) (C)	8.735	03-28-31	4,281,136	4,238,324
CPS Holdco, Inc., Revolver (C)	—	03-28-31	2,014,652	1,994,505
CPS Holdco, Inc., Term Loan (3 month CME Term SOFR +
4.750%)	8.422	03-28-31	7,552,816	7,477,288

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Industrials (continued)

Professional services (continued)
Galloway & Company LLC, Delayed Draw Term Loan (C)	—	05-05-31	5,253,940	$5,240,805
Galloway & Company LLC, Revolver (C)	—	05-05-31	1,751,314	1,746,936
Galloway & Company LLC, Term Loan (3 month CME Term SOFR
+ 4.250%)	7.939	05-05-31	11,500,876	11,472,123
Health Management Associates, Inc., 2023 Delayed Draw Term
Loan (3 month CME Term SOFR + 6.250%)	10.340	03-30-29	1,260,411	1,260,411
Health Management Associates, Inc., 2023 Revolver (C)	—	03-30-29	711,238	711,238
Health Management Associates, Inc., 2023 Term Loan A (3
month CME Term SOFR + 6.250%)	10.335	03-30-29	9,742,345	9,742,345
HMN Acquirer Corp., Delayed Draw Term Loan (C)	—	11-05-31	1,591,435	1,583,478
HMN Acquirer Corp., Revolver (C)	—	11-05-31	954,861	950,087
HMN Acquirer Corp., Term Loan (3 month CME Term SOFR +
4.500%)	8.172	11-05-31	4,285,417	4,263,990
Management Consulting & Research LLC, 2022 1st Amendment
Delayed Draw Term Loan (3 month CME Term SOFR +
4.750%)	8.422	10-29-27	2,682,398	2,675,692
Management Consulting & Research LLC, 2025 5th Amendment
Delayed Draw Term Loan (3 month CME Term SOFR +
4.750%) (C)	8.422	08-16-27	10,231,739	10,206,160
Management Consulting & Research LLC, Revolver (Prime rate +
3.750% and 1 month CME Term SOFR + 4.750%) (C)	10.000	08-16-27	909,498	907,224
Management Consulting & Research LLC, Term Loan (3 month
CME Term SOFR + 4.750%)	8.422	08-16-27	6,086,882	6,071,665
Purple Cow Buyer LLC, Delayed Draw Term Loan (3 month CME
Term SOFR + 4.750% and 3 month CME Term SOFR +
5.000%) (C)	8.820	11-05-30	1,504,676	1,497,153
Purple Cow Buyer LLC, Revolver (3 month CME Term SOFR +
5.000%) (C)	8.845	11-05-30	401,317	399,311
Purple Cow Buyer LLC, Term Loan (3 month CME Term SOFR +
5.000%)	8.901	11-05-30	2,383,824	2,371,905
ToxStrategies LLC, Closing Date Term Loan (3 month CME Term
SOFR + 4.750%)	8.593	11-12-31	7,358,944	7,303,751
ToxStrategies LLC, Delayed Draw Term Loan (3 month CME Term
SOFR + 4.750%) (C)	8.483	11-12-31	1,800,720	1,787,215
ToxStrategies LLC, Revolver (C)	—	11-12-31	840,336	834,034
WeLocalize, Inc., 2019 Delayed Draw Term Loan (6 month CME
Term SOFR + 5.000%)	8.695	06-23-26	1,056,995	1,051,710
WeLocalize, Inc., 2021 Revolver (1 and 3 month CME Term SOFR
+ 5.000%) (C)	8.790	06-23-26	878,327	873,936
WeLocalize, Inc., 2021 Term Loan A (6 month CME Term SOFR +
5.000%)	8.695	06-23-26	4,164,521	4,143,698
WeLocalize, Inc., Incremental Term Loan (6 month CME Term
SOFR + 5.000%)	8.695	06-23-26	3,168,948	3,153,103
Trading companies and distributors 14.4%
Crane Engineering Sales LLC, 2025 1st Amendment Delayed
Draw Term Loan (3 month CME Term SOFR + 4.750%) (C)	8.735	08-27-29	1,774,968	1,774,968
Crane Engineering Sales LLC, 2025 1st Amendment Incremental
Term Loan (3 month CME Term SOFR + 4.750%)	8.662	08-27-29	643,328	643,328
Crane Engineering Sales LLC, Delayed Draw Term Loan (3 month
CME Term SOFR + 4.750%)	8.632	08-27-29	5,903,678	5,903,678

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Industrials (continued)

Trading companies and distributors (continued)
Crane Engineering Sales LLC, Revolver (C)	—	08-27-29	2,197,400	$2,197,400
Crane Engineering Sales LLC, Term Loan (3 month CME Term
SOFR + 4.750%)	8.422	08-27-29	6,842,500	6,842,500
Genuine Cable Group LLC, 2022 3rd Amendment Incremental
Term Loan (1 month CME Term SOFR + 5.750%)	9.566	11-02-26	9,675,000	9,408,938
Krayden Holdings, Inc., Delayed Draw Term Loan A (1 month
CME Term SOFR + 4.750%)	8.466	03-01-29	1,476,953	1,465,876
Krayden Holdings, Inc., Delayed Draw Term Loan B (1 month
CME Term SOFR + 4.750%)	8.466	03-01-29	1,476,953	1,465,876
Krayden Holdings, Inc., Revolver (1 and 3 month CME Term
SOFR + 4.750%) (C)	8.475	03-01-29	1,562,500	1,550,781
Krayden Holdings, Inc., Term Loan A (3 month CME Term SOFR
+ 4.750%)	8.422	03-01-29	7,749,609	7,691,487
M&D Midco, Inc., 2024 1st Amendment Delayed Draw Term Loan
(3 month CME Term SOFR + 6.000%) (C)	9.972	08-31-28	5,158,216	5,080,843
M&D Midco, Inc., 2024 3rd Amendment Delayed Draw Term Loan
(C)	—	08-31-28	833,926	821,417
M&D Midco, Inc., 2024 3rd Amendment Term Loan (3 month CME
Term SOFR + 6.000%)	9.972	08-31-28	1,169,581	1,152,038
M&D Midco, Inc., Delayed Draw Term Loan (3 month CME Term
SOFR + 6.000%)	9.972	08-31-28	2,241,732	2,208,106
M&D Midco, Inc., Revolver (3 month CME Term SOFR +
6.000%) (C)	10.067	08-31-28	1,563,752	1,540,296
M&D Midco, Inc., Term Loan (3 month CME Term SOFR +
6.000%)	9.972	08-31-28	6,346,445	6,251,248
PVI Holdings, Inc., Term Loan (3 month CME Term SOFR +
4.948%)	8.933	01-18-28	9,675,000	9,675,000
SBP Holding LP, 2023 1st Lien Delayed Draw Term Loan (1
month CME Term SOFR + 6.250%)	9.971	12-24-29	1,433,468	1,408,382
SBP Holding LP, 2023 Revolver (1 and 3 month CME Term SOFR
+ 6.250%) (C)	9.971	12-24-29	1,451,613	1,426,210
SBP Holding LP, 2023 Term Loan (1 month CME Term SOFR +
6.250%)	9.971	12-24-29	11,915,323	11,706,804
SurfacePrep Buyer LLC, 2025 Incremental Delayed Draw Term
Loan (3 and 6 month CME Term SOFR + 5.000%) (C)	8.821	02-04-30	1,239,633	1,239,633
SurfacePrep Buyer LLC, Delayed Draw Term Loan (3 month CME
Term SOFR + 5.000%)	8.789	02-04-30	1,969,505	1,969,505
SurfacePrep Buyer LLC, Revolver (3 month CME Term SOFR +
5.000%) (C)	8.870	02-04-30	1,986,301	1,986,301
SurfacePrep Buyer LLC, Term Loan (3 month CME Term SOFR +
5.000%)	8.870	02-04-30	10,369,486	10,369,486
Tilley Chemical Company, Inc., Delayed Draw Term Loan (3
month CME Term SOFR + 6.000%)	9.822	12-31-26	1,413,924	1,251,323
Tilley Chemical Company, Inc., Revolver (3 month CME Term
SOFR + 6.000%) (C)	9.822	12-31-26	1,433,761	1,268,878
Tilley Chemical Company, Inc., Term Loan A (3 month CME Term
SOFR + 6.000%)	9.822	12-31-26	6,270,097	5,549,036
WWEC Holdings III Corp., 2024 Incremental Delayed Draw Term
Loan (3 month CME Term SOFR + 5.000%) (C)	8.672	10-03-28	5,530,532	5,530,532

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Industrials (continued)

Trading companies and distributors (continued)
WWEC Holdings III Corp., Delayed Draw Term Loan (3 month
CME Term SOFR + 5.000%)	8.672	10-03-28	1,521,739	$1,521,739
WWEC Holdings III Corp., Revolver (C)	—	10-03-28	2,166,827	2,166,827
WWEC Holdings III Corp., Term Loan (3 month CME Term SOFR
+ 5.000%)	8.672	10-03-28	6,970,807	6,970,807
Xenon Arc, Inc., 2024-1 Term Loan (3 month CME Term SOFR +
5.750%)	9.720	12-20-28	17,237,500	17,151,313
Xenon Arc, Inc., 2025-1 Term Loan (3 month CME Term SOFR +
5.750%)	9.522	12-20-28	2,568,094	2,555,253
Information technology 9.9%				95,562,915

IT services 4.8%
AC Blackpoint Acquisition, Inc., 2025 1st Amendment Delayed
Draw Term Loan C (C)	—	12-31-30	719,424	714,029
AC Blackpoint Acquisition, Inc., 2025 1st Amendment Delayed
Draw Term Loan D (C)	—	12-31-30	719,424	714,029
AC Blackpoint Acquisition, Inc., 2025 1st Amendment Delayed
Draw Term Loan E (C)	—	12-31-30	719,424	714,029
AC Blackpoint Acquisition, Inc., Delayed Draw Term Loan A (3
and 6 month CME Term SOFR + 5.000%)	8.681	12-31-30	2,943,856	2,921,777
AC Blackpoint Acquisition, Inc., Delayed Draw Term Loan B (3
month CME Term SOFR + 5.000%) (C)	8.672	12-31-30	2,952,791	2,930,645
AC Blackpoint Acquisition, Inc., Revolver (C)	—	12-31-30	1,483,051	1,471,928
AC Blackpoint Acquisition, Inc., Term Loan (3 month CME Term
SOFR + 5.000%)	8.672	12-31-30	9,543,432	9,471,856
AIDC IntermediateCo LLC, Term Loan (1 month CME Term SOFR
+ 5.250%)	8.966	07-22-27	9,700,000	9,700,000
Hy-Tek Opco LLC, Revolver (C)	—	09-19-28	896,781	890,055
Hy-Tek Opco LLC, Term Loan (3 month CME Term SOFR +
5.500%)	9.172	09-19-28	4,741,055	4,705,497
Jetson Buyer, Inc., Revolver (C)	—	04-09-30	720,941	720,941
Jetson Buyer, Inc., Term Loan (3 month CME Term SOFR +
5.500%)	9.172	04-09-30	4,189,746	4,189,746
Nxgen Buyer, Inc., 2021 Term Loan (1 month CME Term SOFR +
4.750%)	8.466	11-01-27	2,159,630	2,154,231
Nxgen Buyer, Inc., 2025 12th Amendment Incremental Term Loan
(1 month CME Term SOFR + 4.750%)	8.466	11-01-27	730,679	728,853
Nxgen Buyer, Inc., Term Loan (1 month CME Term SOFR +
4.750%)	8.466	11-01-27	4,735,516	4,723,678
Software 5.1%
Alta Buyer LLC, 2022 Incremental Term Loan (3 month CME Term
SOFR + 5.000%)	8.672	12-21-27	8,842,857	8,842,857
Alta Buyer LLC, 2025 Incremental Term Loan (3 month CME Term
SOFR + 5.000%)	8.672	12-21-27	608,068	608,068
Andretti Buyer LLC, Revolver (C)	—	06-30-26	897,364	897,364
Andretti Buyer LLC, Term Loan (3 month CME Term SOFR +
4.250%)	7.922	06-30-26	3,886,708	3,886,708
Chime Merger Sub LLC, Revolver (C)	—	10-11-32	523,122	519,199

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Rate (%) Maturity date		Par value^	Value
Information technology (continued)

Software (continued)
Chime Merger Sub LLC, Term Loan (3 month CME Term SOFR +
4.750%)	8.422	10-11-32	4,446,537	$4,413,188
QM Buyer, Inc., Delayed Draw Term Loan (C)	—	12-06-30	3,888,889	3,879,167
QM Buyer, Inc., Revolver (C)	—	12-06-30	1,944,444	1,939,583
QM Buyer, Inc., Term Loan (3 month CME Term SOFR + 4.750%)	8.422	12-06-30	11,550,000	11,521,125
Trimech Acquisition Corp., 2025 3rd Amendment Term Loan (3
month CME Term SOFR + 4.750%)	8.422	03-10-28	2,630,506	2,630,506
Trimech Acquisition Corp., Revolver (Prime rate + 3.750% and 3
month CME Term SOFR + 4.750%) (C)	9.326	03-10-28	1,315,303	1,315,303
Trimech Acquisition Corp., Term Loan (3 month CME Term SOFR
+ 4.750%)	8.422	03-10-28	8,358,553	8,358,553
Materials 5.5%				53,348,240
Chemicals 4.5%
Chemtron Supply LLC, Delayed Draw Term Loan (3 month CME
Term SOFR + 4.750%)	8.455	03-02-29	4,098,958	4,068,216
Chemtron Supply LLC, Revolver (C)	—	03-02-29	2,083,333	2,067,708
Chemtron Supply LLC, Term Loan (3 month CME Term SOFR +
4.750%)	8.422	03-02-29	6,068,385	6,022,872
Chroma Color Corp., Delayed Draw Term Loan (3 month CME
Term SOFR + 4.250%)	7.922	04-23-29	2,062,500	2,062,500
Chroma Color Corp., Revolver (C)	—	04-21-29	833,333	833,333
Chroma Color Corp., Term Loan (3 month CME Term SOFR +
4.250%)	8.090	04-23-29	9,343,750	9,343,750
Seawolf Buyer LLC, Delayed Draw Term Loan (C)	—	08-08-31	2,450,980	2,414,216
Seawolf Buyer LLC, Revolver (C)	—	08-08-31	2,450,980	2,414,216
Seawolf Buyer LLC, Term Loan (3 month CME Term SOFR +
5.000%)	8.865	08-08-31	15,060,294	14,834,390
Paper and forest products 1.0%
I.D. Images Acquisition LLC, Incremental Term Loan 5 (1 month
CME Term SOFR + 5.750%)	9.466	07-30-27	9,310,315	9,287,039
			Shares/Units	Value

Equity (A) 0.4%				$3,935,878
(Cost $5,527,832)
Consumer discretionary 0.1%				1,088,113

Diversified consumer services 0.1%
P.J. Fitzpatrick LLC			6,667	740,000
Hotels, restaurants and leisure 0.0%
Rocket Group Holdings LLC, Class A Units			283,019	348,113
Consumer staples 0.0%				417,422

Food products 0.0%
GSF Group Holdings LP, Class A-2 Units			363	417,422

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

	Shares/Units	Value
Financials 0.0%		$340,941

Insurance 0.0%
Stellar Parent LLC, Class A Units	322	340,941
Industrials 0.1%		524,412

Machinery 0.1%
Rapid Aggregator LLC	365	277,159
Professional services 0.0%
CPS Investors LP, Class A Units	2,747	247,253
Information technology 0.1%		478,489

IT services 0.1%
AC BlackPoint Holdings LLC, Class A-1 Units	469	478,489
Materials 0.1%		1,086,501

Containers and packaging 0.1%
Comar Aggregator Company LLC, Class A Units	2,782	1,086,501
Yield (%)	Shares	Value

Short-term investments 2.0%		$19,376,243
(Cost $19,376,243)
Short-term funds 2.0%		19,376,243

State Street Institutional U.S. Government Money Market Fund, Premier Class 3.7239(D)	19,376,243	19,376,243

Total investments (Cost $1,202,656,430) 124.0%		$1,198,437,315

Less unfunded loan commitments (24.3%)		(235,037,047)

Net investments (Cost $967,619,383) 99.7%		$963,400,268

Other assets and liabilities, net 0.3%		3,311,623

Total net assets 100.0%		$966,711,891

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund unless otherwise indicated.

^All par values are denominated in U.S. dollars unless otherwise indicated.

Security Abbreviations and Legend

CME	CME Group Published Rates
PIK	Pay-in-Kind Security - Represents a payment-in-kind which may pay interest in additional par and/or cash.
Rates shown are the current rate and most recent payment rate.
SOFR	Secured Overnight Financing Rate

(A)Securities are valued using significant unobservable inputs and are classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.

(B)Senior loans are variable rate obligations which generally pay interest rates that are periodically redetermined by reference to a base lending rate and spread, which are both subject to change. The rate shown represents the rate at period end.

(C)Unfunded or partially unfunded loan commitments. The stated interest rate reflects the reference rate and spread of the funded portion, if any. No interest rate is determined for unfunded positions. See Note 2 for more information.

(D)The rate shown is the annualized seven-day yield as of 12-31-25.

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated portfolio of investments 12-31-25

At 12-31-25, the aggregate cost of investments for federal income tax purposes was $967,873,528. Net unrealized depreciation aggregated to $4,473,260, of which $5,857,368 related to gross unrealized appreciation and $10,330,628 related to gross unrealized depreciation.

The accompanying consolidated notes are an integral part of the consolidated financial statements.

Consolidated financial statements

John Hancock GA Senior Loan Trust

Consolidated statement of assets and liabilities 12-31-25

Assets
Unaffiliated investments, at value (Cost $967,619,383)	$963,400,268
Cash	11,333,857
Dividends and interest receivable	5,896,960
Receivable for fund shares issued	15,000,000
Receivable for investments sold	8,741
Total assets	995,639,826

Liabilities
Distributions payable	24,742,418
Payable for investments purchased	223,278
Payable to affiliates
Investment management fees	1,310,953
Performance fees	2,096,976
Accounting and legal services fees	75,597
Other liabilities and accrued expenses	478,713
Total liabilities	28,927,935
Net assets	$966,711,891
Net assets consist of
Paid-in capital	$974,676,783
Total distributable earnings (loss)	(7,964,892)
Net assets	$966,711,891
Net asset value per share
Based on 60,085,074 shares of beneficial interest outstanding - unlimited number of shares authorized with no
par value	$16.09

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated statement of operations for the year ended 12-31-25

Investment income
Dividends	$1,305,694
Interest	88,014,591
Total investment income	89,320,285

Expenses
Investment management fees	4,768,378
Performance fees	7,881,291
Accounting and legal services fees	308,143
Transfer agent fees	38,315
Trustees’ fees	100,617
Custodian fees	437,502
Professional fees	478,486
Other	789,715
Total expenses	14,802,447
Net investment income	74,517,838

Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	618,201
618,201
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(4,204,417)
(4,204,417)
Net realized and unrealized loss	(3,586,216)
Increase in net assets from operations	$70,931,622

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated statements of changes in net assets

	Year ended	Year ended
	12-31-25	12-31-24

Increase (decrease) in net assets
From operations
Net investment income	$74,517,838	$60,195,376
Net realized gain	618,201	(2,538,694)
Change in net unrealized appreciation (depreciation)	(4,204,417)	1,063,225
Increase in net assets resulting from operations	70,931,622	58,719,907
Distributions to shareholders
From net investment income and net realized gain	(75,878,444)	(60,230,440)
Total distributions	(75,878,444)	(60,230,440)
Fund share transactions
Fund shares issued	242,000,000	225,000,000
Total increase	237,053,178	223,489,467

Net assets
Beginning of year	729,658,713	506,169,246
End of year	$966,711,891	$729,658,713

Share activity
Shares outstanding
Beginning of year	45,169,880	31,485,246
Shares issued	14,915,194	13,684,634
End of year	60,085,074	45,169,880

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated statement of cash flows for the year ended 12-31-25

Cash flows from operating activities

Net increase in net assets from operations	$70,931,622
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Long-term investments purchased	(324,146,296)
Long-term investments sold	78,043,191
Net purchases and sales in short-term investments	24,403,359
Net amortization of premium (discount)	(3,765,392)
(Increase) Decrease in assets:
Dividends and interest receivable	(1,137,398)
Other assets	7,436
Increase (Decrease) in liabilities:
Payable to affiliates	906,713
Other liabilities and accrued expenses	136,698
Net change in unrealized (appreciation) depreciation on:
Unaffiliated investments	4,204,417
Net realized (gain) loss on:
Unaffiliated investments	(618,201)
Net cash used in operating activities	$(151,033,851)

Cash flows provided by (used in) financing activities
Distributions to shareholders	$(69,727,045)
Fund shares issued	227,000,000
Net cash flows provided by financing activities	$157,272,955
Net increase in cash	$6,239,104
Cash at beginning of year	$5,094,753
Cash at end of year	$11,333,857

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Consolidated financial highlights

Period ended	12-31-25	12-31-24	12-31-23	12-31-22	12-31-21

Per share operating
performance
Net asset value, beginning of
period	$16.15	$16.08	$15.91	$16.17	$20.18
Net investment income1	1.40	1.59	1.55	1.09	0.79
Net realized and unrealized
gain (loss) on investments	(0.08)	(0.01)	0.18	(0.48)	0.13
Total from investment
operations	1.32	1.58	1.73	0.61	0.92
Less distributions
From net investment income	(1.38)	(1.51)	(1.52)	(0.86)	(1.15)
From tax return of capital	—	—	—	—	(3.74)
Total distributions	(1.38)	(1.51)	(1.56)	(0.87)	(4.93)
Net asset value, end of period	$16.09	$16.15	$16.08	$15.91	$16.17
Total return (%)	8.38	10.19	11.18	3.97	5.15

Ratios and supplemental data
Net assets, end of period (in
millions)	$967	$730	$506	$417	$219
Ratios (as a percentage of
average net assets):
Expenses	1.712	1.862	2.002	1.342	1.542
Net investment income	8.60	9.73	9.55	6.83	4.32
Portfolio turnover (%)	7	15	31	23	37

1Based on average daily shares outstanding.

2Includes performance fees expense of 0.91%, 1.05%, 1.18%, 0.45% and 0.50% for the periods ended 12-31-25, 12-31-24, 12-31-23, 12-31-22 and 12-31-21, respectively.

The accompanying consolidated notes are an integral part of the consolidated financial statements.

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-25

1. Organization

John Hancock GA Senior Loan Trust (the fund) is a Delaware statutory trust that is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a closed-end management investment company. The investment objective of the fund is to generate current income.

The fund is only offered to “accredited investors” within the meaning of Regulation D under the Securities Act of 1933, as amended (the 1933 Act), non-U.S. investors within the meaning of Regulation S under the 1933 Act, and other investors eligible to invest in a private placement.

Basis of consolidation. The accompanying consolidated financial statements include the accounts of John Hancock GA Senior Loan Subsidiary Trust LLC (the subsidiary), which was incorporated on October 10, 2024, and is a wholly-owned subsidiary of the fund. The fund and its subsidiary are advised by Manulife Investment Management Private Markets (US) LLC (the Advisor). As of December 31, 2025, the net assets of the subsidiary were $3,939,617 representing 0.41% of the fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The consolidated fund’s investments include positions of the fund and the subsidiary.

2. Significant accounting policies

The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the consolidated financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification (ASC) of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the consolidated financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are valued at the end of each month at a minimum. The fund invests primarily in senior loans. The Advisor, assisted by its Pricing Committee (composed of officers of the Advisor and its affiliates), determines the fair value of the fund’s securities that are not publicly traded or whose market prices are not readily available pursuant to procedures established by the Advisor and adopted by the Board of Trustees. In connection with that determination, portfolio valuations are prepared in accordance with the Advisor’s valuation policy using valuation obtained from independent valuation firms and/or proprietary models.

Valuation techniques include discounted cash flow models, comparison with similar instruments for which observable market prices exist and other valuation models. Assumptions and inputs used in valuation techniques include risk-free and benchmark interest rates, credit spreads and other inputs used in estimating discount rates. For senior loans, the fund uses valuations from independent valuation firms, which are based on models developed from recognized US GAAP valuation approaches under ASC 820. Some or all of the significant inputs into these models may be unobservable and are derived either from observable market prices or rates or are estimated based on unobservable assumptions. Valuation models that employ significant unobservable inputs require a higher degree of management judgment and estimation in the determination of fair value. Judgment and estimation are usually required for the selection of the appropriate valuation model to be used, determination of expected future cash flows on the financial instrument being valued, determination of the probability of counterparty default and prepayments and selection of appropriate discount rates.

Equity securities are generally valued at the last sale price or, for certain markets, the official closing price as of the close of the relevant exchange. Securities not traded on a particular day are valued using last available bid prices. A security that is listed or traded on more than one exchange is typically valued at the

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-25

price on the exchange where the security was acquired or most likely will be sold. In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

The Pricing Committee engages in oversight activities with respect to pricing vendors, which includes, among other things, back-testing of pricing vendor prices against actual trades, conducting periodic due diligence meetings and reviews, and periodically reviewing the inputs, assumptions and methodologies used by these vendors. Nevertheless, market quotations, official closing prices, or information furnished by a pricing vendor could be inaccurate, which could lead to a security being valued incorrectly.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the Advisor’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

Senior loan investments are measured at fair value based on the present value of the expected cash flows of the loans. There are no quoted prices in active markets. Assumptions and inputs used in the valuation of senior loan investments include prepayment estimates, determination of the discount rate based on the risk-free interest rate adjusted for credit risk (including estimation of probability of default), liquidity and any other adjustments that the independent valuation firm believes that a third-party market participant would take into account in pricing a transaction. Senior loan investment valuations rely primarily on the use of significant unobservable inputs, including credit assumptions, which require significant judgment and, accordingly, are classified as Level 3.

Other debt obligations are typically valued based on the evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Other debt obligations are generally classified as Level 2.

Equity investments that do not have a counterparty trading in public market will be fair valued as determined in good faith by the Pricing Committee following procedures established by the Advisor and adopted by the Board of Trustees. Private equities rely primarily on the use of significant unobservable inputs, which require significant judgment and, accordingly, are classified as Level 3.

Investments in open-end mutual funds are valued at their respective net asset values each business day and are generally classified as Level 1.

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-25

The following is a summary of the values by input classification of the consolidated Fund’s investments as of December 31, 2025 by major security category or type:

			Level 2	Level 3
	Total		Significant	Significant
	value at	Level 1	observable	unobservable
	12-31-25	quoted price	inputs	inputs
Investments in securities:
Assets
Senior loans (less unfunded loan commitments)	$940,088,147	—	—	$940,088,147
Equity	3,935,878	—	—	3,935,878
Short-term investments	19,376,243	$19,376,243	—	—
Total investments in securities	$963,400,268	$19,376,243	—	$944,024,025

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. There were no transfers into or out of Level 3 during the period.

	Senior loans	Equity	Total
Balance as of 12-31-24	$696,648,676	$ 1,086,191	$697,734,867
Purchases	319,660,525	4,428,499	324,089,024
Sales	(77,979,042)	—	(77,979,042)
Realized gain (loss)	618,201	—	618,201
Net amortization of (premium) discount	3,765,392	—	3,765,392
Change in unrealized appreciation (depreciation)	(2,625,605)	(1,578,812)	(4,204,417)
Balance as of 12-31-25	$940,088,147	$ 3,935,878	$944,024,025
Change in unrealized appreciation (depreciation) at period end1	$(2,272,725)	$(1,578,812)	$(3,851,537)

1Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in change in unrealized appreciation (depreciation) on the Consolidated statement of operations.

The valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the fund’s Level 3 securities are outlined in the table below.

	Fair Value		Significant
	at 12-31-25	Valuation technique	unobservable inputs	Input/Range*	Input Weighted Average*

Senior Loans	$919,684,835	Discounted cash flow	Discount rate	5.72% - 20.00%	9.58%
	14,198,227	Recent Transaction	Transaction price	$98.50 - $99.50	$98.68
	6,205,085	Market comparable	EV / NCY EBITDA Mutiple	8.00x	8.00x

	$940,088,147
Equity	$3,395,878	Market Comparable	EV / LTM EBITDA Mutiple	8.50x - 13.25x	10.68x
Total	$944,024,025

*A weighted average is an average in which each input in the grouping is assigned a weighting before summing to a single average value. The weighting of the input is determined based on a security’s fair value as a percentage of the total fair value.

A change to unobservable inputs of the fund’s Level 3 securities as of December 31, 2025 could have resulted in changes to the fair value measurement, as follows:

	Impact to Valuation	Impact to Valuation
Significant Unobservable Input	if input had increased	if input had decreased

Discount rate	Decrease	Increase
EV / LTM EBITDA	Increase	Decrease
EV / NCY EBITDA	Increase	Decrease

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-25

	Impact to Valuation	Impact to Valuation
Significant Unobservable Input	if input had increased	if input had decreased

Transaction price	Increase	Decrease

Due to the inherent uncertainty of determining the fair value of Level 3 investments, the fair value of the investments may differ significantly from the values that would have been used had a ready market for such securities existed and may differ materially from the values that may ultimately be received or settled. Further, such investments will generally be subject to legal and other restrictions, or otherwise will be less liquid than publicly traded instruments. If the fund is required to liquidate a portfolio investment in a forced or liquidation sale, the fund might realize significantly less than the value at which such investment will have been previously been recorded. The fund’s investments will be subject to market risk. Market risk is the potential for changes in the value due to market changes. Market risk is directly impacted by the volatility and liquidity in the markets in which the investments are traded.

Senior loans. The fund invests in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The fund will only invest in loans and commitments that are determined to be below investment-grade. The fund’s investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions. The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties, subject to customary exceptions, including a pledge of the equity of the borrower and its subsidiaries.

The fund may be subject to greater levels of credit risk, call (or prepayment) risk, settlement risk and liquidity risk than funds that do not invest in senior loans. Senior loans are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile than other types of securities. An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and a senior loan may lose significant value before a default occurs. The fund may also be subject to greater levels of liquidity risk than funds that do not invest in senior loans. In addition, the senior loans in which the fund invests may not be listed on any exchange and a secondary market for such loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in the fund being unable to realize full value for the senior loans and/or may result in the fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to the fund. Senior loans may have extended trade settlement periods which may result in cash not being immediately available to the fund. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in the fund should be considered speculative. Junior loans, which are secured and unsecured subordinated

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-25

loans, second lien loans and subordinate bridge loans, involve a higher degree of overall risk than senior loans of the same borrower due to the junior loan’s lower place in the borrower’s capital structure and, in some cases, their unsecured status.

The fund may also enter into, or acquire participations in, delayed funding loans and revolving credit facilities, in which a bank or other lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender. Unfunded loan commitments are marked to market in accordance with the fund’s valuation policies. Any related unrealized appreciation (depreciation) on unfunded commitments is included in unaffiliated investments, at value in the Consolidated statement of assets and liabilities and change in net unrealized appreciation (depreciation) in the Consolidated statement of operations. As of December 31, 2025, the fund had the following unfunded commitments outstanding.

Unfunded Senior Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	Unrealized Appreciation (Depreciation)
4M Capital, Ltd.	—	$2,310,000	$14,582
AC Blackpoint Acquisition, Inc.	$3,151,916	1,483,051	(2,298)
Air Buyer, Inc.	—	203,125	(4,392)
All Glass & Window Holdings,	3,663,004	2,197,802	8,931
Inc.
American Combustion	1,309,633	91,455	(29,015)
Industries, Inc.
Andretti Buyer LLC	—	897,364	436
ARC Health Opco LLC	2,645,644	808,571	(1,919)
Bandon Fitness, Inc.	93,599	—	(5,972)
BCTS Parent LLC	7,740,434	1,772,421	74,780
Beacon Behavioral	8,039,358	364,356	11,853
Holdings LLC
Beary Landscaping LLC	—	1,140,845	15,124
BrightView LLC	—	63,043	(350)
Capital Construction LLC	—	824,176	(8,870)
Chemtron Supply LLC	—	2,083,333	17,837
Chime Merger Sub LLC	—	523,122	1,141
Chroma Color Corp.	—	833,333	13,946
City Line Distributors	—	1,042,970	15,741
CPS Holdco, Inc.	3,757,326	2,014,652	(6,496)
Crane Engineering Sales LLC	1,125,178	2,197,400	33,653
CRH Healthcare Purchaser, Inc.	1,031,536	412,614	(1,989)
DAWGS Intermediate Holding	—	908,540	5,905
Company
Diverzify Intermediate LLC	6,000,000	—	(156,679)
Eastern Communications	—	3,008,596	15,144
Solutions, Inc.
Foodscience LLC	5,201,389	2,138,889	(31,852)
Galloway & Company LLC	5,253,940	1,751,314	45,073
GarageCo Intermediate II LLC	5,387,205	1,616,162	5,595
GSF Buyer LLC	3,629,764	1,814,882	7,669
Health Management	—	711,238	11,699
Associates, Inc.
Hill Country Dairies, Inc.	1,330,645	1,108,871	(32,408)
HMN Acquirer Corp.	1,591,435	954,861	9,298
Hy-Tek Opco LLC	—	896,781	(316)

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-25

Unfunded Senior Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	Unrealized Appreciation (Depreciation)
Identiti Resources LLC	—	600,094	(467)
IMA Group Management	—	410,509	1,608
Company LLC
Impact Climate	1,670,166	—	(25,053)
Technologies LLC
In Vitro Sciences LLC	—	278,363	(16,130)
Integrated Openings	—	405,449	(370)
Solutions LLC
Jetson Buyer, Inc.	—	720,941	5,164
Krayden Holdings, Inc.	—	1,056,250	9,021
Leap Service Partners LLC	—	1,760,836	19,882
Lindstrom LLC	—	806,723	—
LTC Consulting Services LLC	—	1,212,121	4,733
LUV Car Wash Group LLC	710,714	—	(2,320)
M&D Midco, Inc.	949,580	712,732	(14,377)
Magic Valley Electric LLC	4,360,719	872,144	16,821
Management Consulting &	2,012,887	572,647	3,662
Research LLC
MC Group Ventures Corp.	2,133,088	241,733	(56,785)
MWD Management LLC	—	800,000	4,725
O2B Early Education Holding,	3,629,764	1,814,882	19,181
Inc.
OIS Management Services LLC	1,409,869	769,231	25,568
P.J. Fitzpatrick LLC	3,333,333	2,500,000	(58)
PAK Quality Foods	—	447,761	6,635
Acquisition LLC
Pediatric Home Respiratory	2,625,000	1,458,333	1,588
Services LLC
Perennial Services Group LLC	3,818,953	749,646	(92)
PNB Holdings III LLC	1,875,000	1,250,000	18,834
Prestige Backyards LLC	4,918,033	3,081,967	12,242
Purple Cow Buyer LLC	1,315,317	315,034	11,716
QM Buyer, Inc.	3,888,889	1,944,444	33,509
Rapid Buyer LLC	3,418,906	1,709,453	(87,074)
Redwood MSO LLC	771,180	690,048	(4,762)
Refocus Management	3,267,789	322,368	20,482
Services LLC
Renovation Systems LLC	607,972	—	(14,761)
Rocket Holdco Intermediate	—	1,886,792	7,348
II LLC
RPC TopCo, Inc.	—	1,136,364	2,486
SBP Holding LP	—	344,274	(968)
Seawolf Buyer LLC	2,450,980	2,450,980	(21,941)
Simon Pearce LLC	—	1,160,714	54
Southern Orthodontic Partners	1,082,242	—	1,161
Management LLC
Star Logistics & Hospitality	2,909,226	758,929	(280,156)
Services LLC
StartKleen Legacy	3,663,004	2,930,403	18,784
Holdings LLC
Stellar Buyer LLC	2,433,775	2,607,616	8,903
Steward Partners Global	7,198,248	2,457,480	(66,708)
Advisory LLC

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-25

Unfunded Senior Loan	Principal on Delayed Draw Term Loan	Principal on Revolver	Unrealized Appreciation (Depreciation)
SurfacePrep Buyer LLC	301,754	1,738,014	27,086
The Smilist DSO LLC	5,799	614,035	8,023
Tilley Chemical Company, Inc.	—	1,246,749	(140,470)
ToxStrategies LLC	600,240	840,336	343
Trimech Acquisition Corp.	—	1,110,039	6,670
TruSource Foods LLC	137,467	716,981	(756)
Vybond Buyer LLC	3,066,589	2,299,942	9,968
WeLocalize, Inc.	—	281,065	(42)
Wheat Holdings LLC	2,886,598	1,030,928	(15,470)
Wildcat Purchaser LLC	2,174,548	833,959	(8,605)
WWEC Holdings III Corp.	4,696,921	2,166,827	65,864
XpressMyself.com LLC	—	1,470,588	(707)
Total	$141,276,556	$93,760,491	($360,160)

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft. Overdrafts at period end, if any, are presented under the caption Due to custodian in the Consolidated statement of assets and liabilities.

Line of credit. The fund has entered into a revolving promissory note agreement with John Hancock Funding Company, LLC (JH Funding) and a Line of Credit agreement with John Hancock Life Insurance Company (JHUSA). The aggregate outstanding borrowings under the agreements with both JHUSA and JH Funding for the fund will not exceed $350 million. Any borrowings will be first drawn from JHUSA up to $50 million, subject to certain conditions as specified in the agreement; otherwise, the borrowings will be drawn from JH Funding. Prior to February 18, 2025, aggregate outstanding borrowings under the agreements would not exceed $250 million. There were no upfront fees or commitment fees paid by the fund in connection with these line of credit agreements. The borrowings under these agreements are designed to be short-term to satisfy intermittent delayed draws and will not be used to originate new loans or for investment leverage. For the year ended December 31, 2025, the fund had no borrowings under the line of credit.

Expenses. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Consolidated statement of cash flows. A Consolidated statement of cash flows is presented when a certain percentage of the fund’s investments is classified as Level 3 in the fair value hierarchy. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Consolidated statement of cash flows. The cash amount shown in the Consolidated statement of cash flows is the amount included in the fund’s Consolidated statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments.

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-25

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of December 31, 2025, the fund has a long-term capital loss carryforward of $1,920,493 available to offset future net realized capital gains. These carryforwards do not expire.

As of December 31, 2025, the fund had no uncertain tax positions that would require consolidated financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends at least quarterly. Capital gain distributions, if any, are typically distributed annually.

The tax character of distributions for the years ended December 31, 2025 and 2024 was as follows:

	December 31, 2025	December 31, 2024
Ordinary income	$75,878,444	$60,230,440

As of December 31, 2025, there were no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, if any, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences at fiscal year end. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to distributions payable.

3. Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

4. Fees and transactions with affiliates

The Advisor serves as investment advisor for the fund. The fund does not have a principal underwriter. The fund has entered into a Placement Agency Agreement with John Hancock Investment Management Distributors, LLC (the Distributor), an affiliate of the Advisor, to offer to sell shares of the fund. The Advisor is an indirect wholly-owned subsidiary of Manulife Financial Corporation (MFC), and the Distributor is an indirect, principally owned subsidiary of John Hancock Life Insurance Company (U.S.A.), which in turn is a subsidiary of MFC.

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays an annual fee rate of 0.55% of the fund’s average net assets.

Performance fee. The fund has an agreement with the Advisor under which the fund pays a performance fee at annual rate of 10% of the fund’s net profits, if any, over the high water mark (as defined below) provided that the performance fee shall be due only if (and, to the extent necessary, shall be reduced by an

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-25

amount so that), after deducting such performance fee the fund’s net profits as of the end of the applicable quarter will at least equal a defined preferred return (as defined below). For the purposes of calculating the performance fee, net profits will be determined by taking into account net realized gain or loss (including realized gain that has been distributed to shareholders during a fiscal quarter and net of fund expenses, including the management fee) and the net change in unrealized appreciation or depreciation of securities positions, as well as dividends, interest and other income. No performance fee will be payable for any fiscal quarter unless losses and depreciation from prior fiscal quarters (the “cumulative loss”) have been recovered by the fund, which is referred to as a “high water mark” calculation. The cumulative loss to be recovered before payment of performance fees will be reduced in the event of withdrawals by shareholders. The Advisor is under no obligation to repay any performance fees previously paid by the fund. Thus, the payment of performance fee for a fiscal quarter will not be reversed by the subsequent decline of the fund’s net asset value in any subsequent fiscal quarter.

The preferred return as of the end of the applicable fiscal quarter is an amount equal to (a) 1.25% (the “preferred return rate”) multiplied by (b) the fund’s net asset value as of the beginning of the fiscal quarter, adjusted to reflect additions to the fund’s net asset value resulting from new share purchases during the fiscal quarter and reductions to the fund resulting from withdrawals by, or distributions to, shareholders during the fiscal quarter (the “preferred return base”). The performance fee is accrued monthly and paid quarterly.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended December 31, 2025 amounted to an annual rate of 0.04% of the fund’s average net assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates.

Co-investment. Pursuant to an Exemptive Order issued by the SEC, the fund is permitted to negotiate certain investments with entities with which it would be restricted from doing so under the 1940 Act, such as the Advisor and its affiliates. The fund is permitted to co-invest with affiliates if certain conditions are met. For example, the Advisor makes an independent determination of the appropriateness of the investment for the fund. Also, a “required majority” (as defined in the 1940 Act) of the fund’s independent trustees make certain conclusions in connection with a co-investment transaction as set forth in the order, including that (1) the terms of the transactions, including the consideration to be paid, are reasonable and fair to the fund and shareholders and do not involve overreaching by the fund or shareholders on the part of any person concerned and (2) the transaction is consistent with the interests of shareholders and is consistent with the fund’s investment objective and strategies. During the year ended December 31, 2025, commitments entered into by the fund pursuant to the exemptive order amounted to $387,735,022, including unfunded commitments of $127,386,655.

5. Fund share transactions

Affiliates of the fund owned 100% of shares of the fund on December 31, 2025.

6. Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $324,089,024 and $77,979,042, respectively, for the year ended December 31, 2025.

John Hancock GA Senior Loan Trust

Notes to consolidated financial statements 12-31-25

7. Segment reporting

The management committee of the Advisor acts as the fund’s chief operating decision maker (the CODM),assessing performance and making decisions about resource allocation. The fund represents a single operating segment, as the CODM monitors and assesses the operating results of the fund as a whole, and the fund’s long-term strategic asset allocation is managed in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the portfolio management team of the fund’s subadvisor. Segment assets are reflected in the Consolidated statement of assets and liabilities as “Total assets”, which consists primarily of total investments at value. The financial information, including the measurement of profit and loss and significant expenses, provided to and reviewed by the CODM is consistent with that presented within the Consolidated statement of operations, which includes “Increase (decrease) in net assets from operations”, Consolidated statements of changes in net assets, which includes “Increase (decrease) in net assets from fund share transactions”, and Consolidated financial highlights, which includes total return and income and expense ratios.

8. Subsequent event

Effective January 30, 2026, the aggregate outstanding borrowings under the revolving promissory note agreement with JH Funding and the Line of Credit agreement with JHUSA will not exceed $500 million.

Shape the future
with confidence

Ernst & Young LLP

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of John Hancock GA Senior Loan Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of John Hancock GA Senior Loan Trust (the “Fund”), including the consolidated portfolio of investments, as of December 31, 2025, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at December 31, 2025, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and in accordance with the relevant ethical requirements relating to our audits.

We conducted our audits in accordance with the auditing standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more John Hancock investment companies since 2019.

Boston, Massachusetts

February 25, 2026

INTERNAL

John Hancock GA Senior Loan Trust

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2025.

The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.

Qualified Interest Income (QII)

Non Resident Alien (NRA) shareholders are normally subject to a 30% (or lower tax treaty rate depending on the country) NRA withholding tax on income and short-term capital gain dividends paid by a mutual fund, unless such dividends are designated as qualified interest income or qualified short-term capital gains, and therefore exempt from NRA withholding tax. Under the American Jobs Creation Act of 2004, the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2025 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code.

	Q1	Q2	Q3	Q4
QII	98.06%	98.69%	98.83%	99.16%

John Hancock GA Senior Loan Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

Investment Objective

The fund’s investment objective is to generate current income.

Principal Investment Strategies

Under normal market conditions, the fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in senior loans. Senior loans include first and second lien term loans, delayed draw term loans, and revolving credit facilities. The fund may also make investments and acquire securities in connection with senior loans, including equity co-investments. Equity co-investments in which the fund may invest are typically small investments in a direct or indirect parent company of the borrower. Senior loans do not include commercial mortgage loans (including subordinated real estate mezzanine financing). The fund will only invest in loans and commitments that are determined to be below investment-grade. The fund’s investment policies are based on credit quality at the time of purchase. Credit quality is determined by the Advisor. The fund may invest in loans with a maturity of up to nine years from the closing date of the loan. The Advisor typically expects to employ a buy-and-hold strategy. The fund may invest in loans either by transacting directly at the initial funding date or acquiring loans in secondary market transactions.

The fund may invest in loans secured by substantially all of the assets of the borrower and the other loan parties (subject to customary exceptions), including a pledge of the equity of the borrower and its subsidiaries. While real property is not a primary source of collateral, occasionally mortgages are part of the collateral package if the borrower owns particularly valuable real property. The fund may also invest in subordinated debt obligations to the extent permitted by the fund’s investment restrictions.

The Advisor undertakes a comprehensive due diligence process, which includes a credit review and internal loan rating process as well as review of loan terms and collateral. The Advisor does not intend to cause the fund to borrow money or leverage its investments for the purpose of funding investments, other than in instances of short-term liquidity needs, and paying fund expenses.

The fund’s investments may also include original-issue-discount instruments and contractual “payment-in-kind,” or PIK, interest arrangements.

Principal Risks

An investment in the fund is subject to investment and market risks, including the possible loss of the entire principal invested.

The fund’s main risks are listed below in alphabetical order, not in order of importance.

Changing distribution level & return of capital risk. There is no guarantee prior distribution levels will be maintained, and distributions may include a substantial tax return of capital. A return of capital is the return of all or a portion of a shareholder’s investment in the fund.

Credit and counterparty risk. The issuer or guarantor of a fixed-income security may not make timely payments or otherwise honor its obligations. A downgrade or default affecting any of the fund’s securities could affect the fund’s performance.

Delayed funding loans and revolving credit facilities risk. Delayed funding loans and revolving credit facilities may have the effect of requiring the fund to increase its investment in a company at a time when it might not be desirable to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). Delayed funding loans and revolving credit facilities are subject to credit, interest rate and liquidity risk and the risks of being a lender.

John Hancock GA Senior Loan Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

Economic and market events risk. Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, may at times result in unusually high market volatility, which could negatively impact performance. Reduced liquidity in credit and fixed-income markets could adversely affect issuers worldwide. Financial Institutions could suffer losses as interest rates rise or economic conditions deteriorate.

Fixed-income securities risk. A rise in interest rates typically causes bond prices to fall. The longer the average maturity or duration of the bonds held by a fund, the more sensitive it will likely be to interest-rate fluctuations. An issuer may not make all interest payment or repay all or any of the principal borrowed.

Changes in a security’s credit quality may adversely affect fund performance. Additionally, the value of inflation-indexed securities is subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). Generally, when real interest rates rise, the value of inflation-indexed securities will fall and the fund’s value may decline as a result of this exposure to these securities.

Illiquid and restricted securities risk. Illiquid and restricted securities may be difficult to value and may involve greater risks than liquid securities. Illiquidity may have an adverse impact on a particular security’s market price and the fund’s ability to sell the security.

Liquidity risk. The extent (if at all) to which a security may be sold without negatively impacting its market value may be impaired by reduced market activity or participation, legal restrictions, or other economic and market impediments. Liquidity risk may be magnified in rising interest rate environments due to higher than normal repurchase requests. Widespread selling of fixed-income securities during periods of reduced demand may adversely impact the price or salability of such securities.

Loan participations risk. Participations and assignments involve special types of risks, including credit risk, interest rate risk, liquidity risk, and the risks of being a lender. Investments in loan participations and assignments present the possibility that a fund could be held liable as a co-lender under emerging legal theories of lender liability. If a fund purchases a participation, it may only be able to enforce its rights through the lender and may assume the credit risk of the lender in addition to the borrower.

Lower-rated and high-yield fixed-income securities risk. Lower-rated and high-yield fixed-income securities (junk bonds) are subject to greater credit quality risk, risk of default, and price volatility than higher-rated fixed-income securities, may be considered speculative, and can be difficult to resell.

Operational and cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to fund assets, customer data, or proprietary information, or cause a fund or its service providers to suffer data corruption or lose operational functionality. Similar incidents affecting issuers of a fund’s securities may negatively impact performance. Operational risk may arise from human error, error by third parties, communication errors, or technology failures, among other causes.

Senior loans risk. Senior loans may be comparatively less liquid relative to markets for other more liquid fixed income securities. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. Senior loans may have extended trade settlement periods which may result in cash not being immediately available. If an issuer of a senior loan prepays or redeems the loan prior to maturity, the fund may have to reinvest the proceeds in other senior loans or similar instruments that may pay lower interest rates. Senior loans in which the fund invests may or may not be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. The fund may have limited rights to exercise remedies against such collateral or a borrower, and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require the fund to act collectively with other creditors to exercise its rights with respect to a senior loan.

John Hancock GA Senior Loan Trust

Investment objective, principal investment strategies, and principal risks (unaudited)

Subordinated liens on collateral risk. Certain debt investments that the fund may make will be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the fund’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the fund under the agreements governing the debt. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of and be entitled to receive proceeds from any realization of the collateral to repay their obligations in full before the fund is so entitled. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the debt obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral.

John Hancock GA Senior Loan Trust

Board considerations (unaudited)

EVALUATION OF ADVISORY AGREEMENT BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Senior Loan Trust (the fund) of the Advisory Agreement between the fund and Manulife Investment Management Private Markets (US) LLC (the Advisor) (the Advisory Agreement). The Advisory Agreement was re-approved for an annual period at an in-person meeting on October 22, 2025. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately with counsel to the Independent Trustees to evaluate and discuss the information presented.

Continuation of Advisory Agreement

At an in-person meeting held on October 22, 2025, the Board, including all of the Independent Trustees, re-approved for an annual period the continuation of the Advisory Agreement. In considering the Advisory Agreement, the Board received in advance of the meeting a variety of materials relating to the fund and the Advisor, including (but not limited to), to the extent available, comparative performance information, including performance information for an applicable benchmark index, comparable information regarding industry peer investment companies as determined by an independent third party (Industry Peers), comparable funds and accounts managed by the Advisor (Adviser Comparable Funds), if any, and aggregate performance information for commercial real estate whole loan providers. With respect to expenses, the Board also received comparable fee and expense information for Industry Peers and Advisor Comparable Funds, if any, The Board also received information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor, and other information provided by the Advisor regarding the nature, extent, and quality of services provided by the Advisor under the Advisory Agreement. The information received and considered by the Board in connection with the October meeting was both written and oral. The Board also considered the nature, quality, and extent of the non-advisory services, if any, provided to the fund by the Advisor’s affiliates. Throughout the process, the Board asked questions of and was afforded the opportunity to request additional information from management. The Board was assisted by counsel for the fund and the Independent Trustees were also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and discussed the proposed continuation of the Advisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.

In approving the continuation of the Advisory Agreement, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board noted that, at the meeting when the renewal of the Advisory Agreement is considered, particular focus is given to information the comparability of fund performance and fees and expenses to Industry Peers and Adviser Comparable Funds, if any, profitability and economies of scale. However, the Board noted that the evaluation process with respect to the Advisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations with respect to the fund.

Nature, extent and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures

John Hancock GA Senior Loan Trust

Board considerations (unaudited)

established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management and other programs, and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, and for monitoring and reviewing the activities of third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including investment, operational, enterprise, regulatory and compliance risks.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)the skills and competency with which the Advisor has in the past managed the Trust’s affairs;

(b)the background, qualifications, and skills of the Advisor’s personnel;

(c)the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d)the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e)the financial condition of the Advisor and whether it has the financial wherewithal to continue to provide a high level and quality of services to the fund;

(f)the Advisor’s initiatives intended to improve various aspects of the fund’s operations; and

(g)the Advisor’s reputation and experience in serving as an investment advisor to the Trust.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)reviewed information prepared by management regarding the fund’s performance;

(b)considered the comparative performance of an applicable benchmark index;

(c)considered the performance of lndustry Peers and Adviser Comparable Funds, if any; and

(d)took into account the Advisor’s analysis of the fund’s performance and any plans and recommendations regarding the fund.

The Board noted that while it found the Industry Peer data useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the strategies, including the use of leverage, and the fund structures of the peers presented. In this regard, the Board considered that management represented that it believes there are no investment companies that are a match to the fund. The Board noted that the fund outperformed its peer group median for the year-to-date, one-year, and three-year periods ended June 30,

John Hancock GA Senior Loan Trust

Board considerations (unaudited)

2025, and underperformed its peer group median for the quarter-to-date period ended June 30, 2025. The Board noted that the Fund outperformed its benchmark index for the year-to-date, one-year and three-year periods ended June 30, 2025, but underperformed for the quarter-to-date period ended June 30, 2025.

The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index for the year-to-date, one-year and three-year periods and relative to its peer group median for the year-to-date, one-year and three-year periods. The Board also took into account management’s discussion of the factors that contributed to the fund’s underperformance relative to its benchmark and peer group median for the quarter-to-date period.

Fees and Expenses. The Board reviewed comparative information regarding the fund’s fees and expenses, including, among other data, the fund’s management fees and net total expenses as compared to other comparable investment companies. The Board considered that the management fees were higher than the median advisory fees, and the net total expenses were lower than the median advisory fees across the universe of closed-end, interval funds presented and with respect to categories of closed-end interval funds that most closely align with the fund’s investment strategy. The Board noted that the peer group was imperfect given the unique investment strategy and structure of the Fund. The Board took into account management’s discussion of the fund’s expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients having similar investment mandates, noting that none of the comparable mandates were an exact match to the Fund. The Board considered any difference between the Advisor’s services to the fund and the services it provides to Adviser Comparable Funds.

The Board concluded that the advisory fees paid by the fund are reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall Out Benefits. In considering the costs of the services provided and the profits realized by the Advisor and its affiliates from the Advisor’s relationship with the fund, the Board:

(a)reviewed financial information of the Advisor;

(b)considered that the Advisor will also provide administrative services to the fund on a cost basis pursuant to a services agreement;

(c)noted that affiliates of the Advisor will provide placement agency services to the fund;

(d)noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the fund;

(e)considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, and regulatory risk; and

(f)reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund.

Economies of Scale. In considering the extent to which the fund realizes any economies of scale and whether the fee level reflects these economies of scale for the benefit of the fund’s shareholders, the Board took into account management’s discussions of the current advisory fee structure, and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement. In considering the extent to which economies of scale would be realized if the fund grows and whether the fee level reflects these economies of scale, the Board: (a) reviewed the fund’s advisory fee structure and took into account management’s discussion of the fund’s advisory fee structure; and (b) also considered the potential effect of the fund’s future growth in size on its performance and fees.

***

John Hancock GA Senior Loan Trust

Board considerations (unaudited)

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that continuation of the Advisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

John Hancock GA Senior Loan Trust

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and executed policies formulated by the Trustees.

	Term of Office and	Principal Occupation(s) During Past	Number of Portfolios in Fund
Name (Birth Year)	Length of Time Served1	5 Years	Complex Overseen by Trustee
Hassell H. McClellan2 (1945)	Trustee and Chairperson of the	Trustee of Berklee College of	179
	Board (since 2020)	Music (since 2022);
		Director/Trustee, Virtus Funds
		(2008–2020); Director, The
		Barnes Group (2010–2021);
		Associate Professor, The Wallace
		E. Carroll School of Management,
		Boston College (retired 2013).
		Trustee (since 2005) and
		Chairperson of the Board (since
		2017) of various trusts within the
		John Hancock Fund Complex.
Grace K. Fey2 (1946)	Trustee (since 2020)	Chief Executive Officer, Grace	179
		Fey Advisors (since 2007);
		Director and Executive Vice
		President, Frontier Capital
		Management Company
		(1988–2007); Director, Fiduciary
		Trust (since 2009). Trustee of
		various trusts within the John
		Hancock Fund Complex (since
		2008).
Deborah C. Jackson2 (1952)	Trustee (since 2020)	President, Cambridge College,	175
		Cambridge, Massachusetts
		(2011–2023); Board of Directors,
		Amwell Corporation (since 2020);
		Board of Directors,
		Massachusetts Women’s Forum
		(2018–2020); Board of Directors,
		National Association of Corporate
		Directors/New England

(2015–2020); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee (since 2008) and Vice Chairperson of the Board (since 2025) of various trusts within the John Hancock Fund Complex.

John Hancock GA Senior Loan Trust

Trustees and Officers

	Term of Office and	Principal Occupation(s) During Past	Number of Portfolios in Fund
Name (Birth Year)	Length of Time Served1	5 Years	Complex Overseen by Trustee
Ian Roke3 (1969)	Non-Independent Trustee (since	Global Head of Asset Liability	3
	2022); President (Chief Executive	Management for Manulife (since
	Officer and Principal Executive	2022); Vice President, Product
	Officer) (since 2020)	Support & Investment Strategy,
Global Asset Liability
Management for John Hancock
and Manulife (2013 - 2022).
Non-Independent Trustee, John
Hancock GA Trusts (since 2022)
and Manulife Private Credit Fund
(since 2023); President (Chief
Executive Officer and Principal
Executive Officer), John Hancock
GA Trusts (since 2020, including
prior positions) and Manulife
Private Credit Fund (since 2023,
including prior positions).
Principal Officers who are not Trustees
Name (Birth Year)	Position(s) with the Fund	Principal Occupation(s) During Past 5 Years

Heidi Knapp (1970)	Treasurer and Chief Financial	Vice President, John Hancock Life Insurance Company (U.S.A.)
	Officer (Principal Financial Officer	(since 2017, including prior positions); Vice President, John Hancock
	and Principal Accounting	Life Insurance Company of New York (since 2017, including prior
	Officer) (since 2020)	positions); Vice President, John Hancock Life & Health Insurance
Company (since 2017, including prior positions); Vice President,
Manulife Investment Management Private Markets (US) LLC (since
2017, including prior positions); Chief Treasurer and Chief Financial
Officer (Principal Financial Officer and Principal Accounting Officer),
John Hancock GA Trusts (since 2019, including prior positions) and
Manulife Private Credit Fund (since 2023, including prior positions).
Mercy Bishay (1978)	Chief Compliance Officer (since	Managing Director and Associate Chief Counsel, Manulife
	2026)	Investment Management Private Markets (since 2021, including prior positions); Vice President and Senior Counsel, Global Markets, State
Street Bank and Trust Company (2005-2021, including prior
positions); and Chief Compliance Officer, John Hancock GA Trusts
and Manulife Private Credit Fund (since 2026).
E. David Pemstein (1967)	Secretary and Chief Legal Officer	Senior Managing Director and Chief Legal Officer, Global General
	(since 2020)	Account, North American Investments, John Hancock and Manulife
(since 2015); Secretary and Chief Legal Officer, John Hancock GA

Mortgage Trust (since 2019), John Hancock GA Senior Loan Trust

(since 2020), and Manulife Private Credit Fund (2023-2024).

The business address for all Trustees and Officers is 197 Clarendon Street, Boston, Massachusetts 02116.

1Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal.

2Member of the Audit Committee.

3The Trustee is a Non-Independent Trustee due to current positions with the Advisor and certain affiliates.

John Hancock GA Senior Loan Trust

More information

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov.

All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on the SEC’s website, sec.gov.

ITEM 2. CODE OF ETHICS.

As of the end of the year, December 31, 2025, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Grace K. Fey is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to $78,750 and $78,750 for the fiscal years ended December 31, 2025 and December 31, 2024, respectively. These fees were billed to the registrant and were approved by the registrant's audit committee.

(b) Audit-Related Services

Audit-related fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. Amounts billed to the registrant were $0 and $0 for fiscal years ended December 31, 2025 and December 31, 2024, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to $15,750 and $15,750 for the fiscal years ended December 31, 2025 and December 31, 2024, respectively. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

(d) All Other Fees

Other fees amounted to $0 and $0 for the fiscal years ended December 31, 2025 and December 31, 2024, respectively.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The registrant's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit- related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit-Related Fees, Tax Fees and All Other Fees

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f)According to the registrant's principal accountant for the fiscal year ended December 31, 2025, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g)The aggregate non-audit fees billed by the registrant's principal accountant for non-audit services rendered to the registrant and rendered to the registrant's control affiliates were $3,668,184 for the fiscal year ended December 31, 2025 and $2,789,791 for the fiscal year ended December 31, 2024.

(h)The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant's independence.

(i)Not applicable.

(j)Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Grace K. Fey - Chairperson

Hassell H. McClellan

Deborah C. Jackson

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Refer to information included in Item 1.

(b)Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PROXY DISCLOSURE FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Information included in Item 1, if applicable.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached exhibit "Proxy Voting Policies and Procedures".

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the Manulife Investment Management Private Markets (US) LLC portfolio managers who share joint responsibility for the day-to-day investment management of John Hancock GA Senior Loan Trust is below. It provides a brief summary of their business careers over the past five years.

Information is provided as of the filing date of this N-CSR.

Long Hoang

Director and Portfolio Manager

Began Investment Career: 1999

Joined John Hancock: 1998

Daniel A. Walker, CFA

Director and Portfolio Manager

Began Investment Career: 2012

Joined John Hancock: 2012

Adam T. Wise

Senior Managing Director and Portfolio Manager

Began career in 2000

Joined Adviser in 2007

Ying Yi

Managing Director and Portfolio Manager

Began career in 2007

Joined Adviser in 2019

Other Accounts the Portfolio Managers are Managing

The table below indicates, for each portfolio manager, information about the other accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2025. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts
	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million
Long Hoang	1	$2,597	0	$0	0	$0
Daniel A. Walker, CFA	1	$2,597	0	$0	4	$7,154
Adam T. Wise	1	$2,597	0	$0	0	$0
Yi Ying	1	$2,597	0	$0	2	$11,899

Number and value of accounts within the total accounts that are subject to a performance-based advisory fee: None.

Conflicts of Interest. The portfolio managers serve in a dual capacity as an officer of the Adviser and an employee and officer of one or more John Hancock affiliated companies (John Hancock). In these roles they provide investment advice and/or investment management-related services to John Hancock as well the Adviser’s advisory client accounts. As such, there may be an incentive to favor one account over another, resulting in conflicts of interest. For instance, the Adviser or John Hancock may, for example, directly or indirectly, receive fees from an account that are higher than the fee (or other economic benefit) it receives from the Fund. In those instances, the portfolio managers may have an incentive to not favor the Fund over another account. The Adviser has or will adopt, as relevant, trade allocation and other policies and procedures that it believes are reasonably designed to address any potential conflicts of interest.

Compensation of Portfolio Managers. At the present time, the portfolio managers are paid by John Hancock a fixed annual salary as well as an employment compensation bonus that is currently based (in part) on the investment performance of certain accounts of John Hancock and its affiliates. This performance is independent of the Adviser’s account-level performance on behalf of its clients. However, since commercial mortgage loans are invested as part of a co-investment program, the performance of the underlying investments of the John Hancock GA Senior Loan Trust do indirectly contribute to overall compensation of the portfolio management team.

Share Ownership by Portfolio Managers. The following table indicates as of December 31, 2025, the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers in the Fund. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to- day management of the Fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the Fund.

		Range of
	Range of	Beneficial
		Ownership in
	Beneficial	similarly
	Ownership in the	managed
Portfolio Manager	Fund	accounts
Long Hoang	0	$0
Daniel A. Walker, CFA	0	$0
Adam T. Wise	0	$0
Yi Ying	0	$0

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a)Not applicable.

(b)Not applicable.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 16. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Not applicable.

(a)(3) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock GA Senior Loan Trust

By:	/s/ Ian Roke
------------------------------
Ian Roke
President,
Principal Executive Officer
Date:	February 25, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ian Roke
------------------------------
Ian Roke
President,
Principal Executive Officer
Date:	February 25, 2026
By:	/s/ Heidi Knapp
---------------------------
Heidi Knapp
Treasurer and Chief Financial
Officer,
Principal Financial Officer
Date:	February 25, 2026